UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

                            July 16, 2007

Date of Report (Date of earliest event reported)

                            Andrew Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14617	36-2092797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Westbrook Corporate Center, Suite 900, Westchester, Illinois 60154

                (Address of principal executive offices)               (Zip Code)

(708) 236-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On Monday, July 16, 2007, CommScope, Inc. (“CommScope”) and Andrew Corporation (“Andrew”) submitted their pre-merger notification filings as required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the proposed acquisition by CommScope of Andrew.

Additional Information

In connection with the proposed merger, CommScope intends to file a registration statement with the Securities and Exchange Commission (SEC) on Form S-4 and CommScope and Andrew expect to mail a proxy statement/ prospectus to Andrew’s stockholders containing information about the merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE.

The registration statement and the proxy statement/prospectus will contain important information about CommScope, Andrew, the merger, and related matters. Investors and security holders will be able to obtain free copies of these documents through the web site maintained by the SEC at http://www.sec.gov. In addition to the registration statement and the proxy statement/prospectus, CommScope and Andrew file annual, quarterly, and special reports, proxy statements, and other information with the SEC. Printed copies of these documents can also be obtained free of charge (other than a reasonable duplicating charge for exhibits to our reports on Form 10-K, Form 10-Q and Form 8-K) by any stockholder who requests them from either CommScope’s or Andrew’s Investor Relations Department:

Investor Relations CommScope, Inc. 1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 U.S.A. Phone: (828) 324 2200 Fax: (828) 982 1708 E-mail: investor.relations@commscope.com

Investor Relations

Andrew Corporation

3 Westbrook Corporate Center

Suite 900

Westchester, Illinois 60154 U.S.A.

Phone: (800) 232 6767

Fax: (708) 492 3774

E-mail: glbwww-contact-

    investrelations@andrew.com

Participants in Solicitation

CommScope, Andrew and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Andrew stockholders in connection with the proposed transaction. Information about CommScope’s directors and executive officers and their ownership of CommScope common stock is set forth in the definitive proxy statement for CommScope’s 2007 annual meeting of stockholders, as filed by CommScope with the SEC on Schedule 14A on March 16, 2007. Information about Andrew’s directors and executive officers and their ownership of Andrew common stock is set forth in the definitive proxy statement for Andrew’s 2007 annual meeting of stockholders, as filed by Andrew with the SEC on Schedule 14A on December 29, 2006. Other information regarding the participants in the proxy solicitation will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

By:	/s/ Marty R. Kittrell

Name:	Marty R. Kittrell
Title:	Executive Vice President and Chief Financial Officer

Date: July 17, 2007